Exhibit 99.1

Eargo To Be Taken Private By Patient Square Capital

Eargo Shareholders to Receive $2.55 per Share in Cash, Representing a 52% Premium Over Eargo’s Latest Closing Share Price

SAN JOSE, Calif., October 30, 2023 – Eargo, Inc. (Nasdaq: EAR) (“Eargo” or the “Company”), a medical device company on a mission to improve hearing health, announced today that it has entered into a definitive merger agreement pursuant to which an affiliate of Patient Square Capital (or “Patient Square”), a leading health care investment firm and Eargo’s principal shareholder, has agreed to acquire all of the outstanding shares of Eargo common stock not currently owned by Patient Square for $2.55 per share in cash.

The purchase price represents a premium of approximately 52% over the closing price of Eargo common stock on October 27, 2023, the last trading day prior to public disclosure of the transaction.

A special committee (the “Special Committee”) of the Board of Directors of Eargo (the “Board”), comprised solely of independent directors and advised by its own independent legal and financial advisors, unanimously recommended that the Board approve the transaction and determined it was in the best interests of Eargo and its shareholders that are not affiliated with Patient Square or such management and director shareholders. Acting upon the recommendation of the Special Committee, the Board approved the transaction.

The transaction is expected to close in the first quarter of 2024 and is subject to customary closing conditions. Upon completion of the transaction, Eargo will become a private company and will no longer be publicly listed or traded on Nasdaq.

Ropes & Gray LLP is acting as legal counsel to Patient Square. Perella Weinberg Partners LP is acting as financial advisor to the Special Committee and Davis Polk & Wardwell LLP is acting as its legal counsel.

About Eargo

Eargo is a medical device company on a mission to improve hearing health. Our innovative products and go-to-market approach address the major challenges of traditional hearing aid adoption, including social stigma, accessibility and cost. We believe our Eargo hearing aids are the first virtually invisible, rechargeable, completely-in-canal, FDA-regulated devices indicated to compensate for mild to moderate hearing loss. Our differentiated, consumer-first approach empowers consumers to take control of their hearing. Consumers can purchase online, at retail locations or over the phone and get personalized and convenient consultation and support from hearing professionals via phone, text, email or video chat. Eargo hearing aids are offered to consumers at approximately half the cost of competing hearing aids purchased through traditional channels in the United States.

Eargo’s seventh generation device, Eargo 7, is an FDA 510(k)-cleared, self-fitting over-the-counter hearing aid featuring Sound Adjust+ with Comfort and Clarity Modes, which focuses on noise reduction and adapting to the user’s environment and needs. Eargo 7 is available for purchase here.

About Patient Square Capital

Patient Square Capital (www.patientsquarecapital.com) is a dedicated health care investment firm that partners with best-in-class management teams whose products, services and technologies improve health. Patient Square utilizes deep industry expertise, a broad network of relationships and a partnership approach to make investments in companies grow and thrive. Patient Square invests in businesses that strive to improve patient lives, strengthen communities, and create a healthier world.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities or a solicitation of any vote or approval, in each case, in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release are forward-looking statements, including statements regarding the expected consummation of the proposed transaction or the anticipated timing thereof. Words such as “approximately,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” and similar terms and phrases are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Forward-looking statements are based on a number of assumptions about future events and are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including, among others, the risks associated with proposed transaction generally, such as the failure to consummate or delay in consummating the merger for any reason; the risk that a condition to closing of the merger may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted following announcement of the merger; failure to retain key management and employees of the Company; unfavorable reaction to the merger by customers, competitors, suppliers and employees; the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; the ability to meet expectations regarding the timing and completion of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company's common stock; risks related to disruption of management's attention from the Company's ongoing business operations due to the proposed transaction; significant transaction costs and other risks that are described in greater detail in the sections titled “Risk Factors” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements in this press release are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this press release. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. The factors described above cannot be controlled by the Company.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement, and the parties will jointly file a Rule 13e-3 Transaction Statement on Schedule 13e-3 (the “Schedule 13E-3”) and other relevant documents. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Stockholders of the Company are urged to read the proxy statement and Schedule 13E-3 when it becomes available and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement and Schedule 13E-3 because they will contain important information about the Company, the proposed transaction and related matters. Investors will be able to obtain a free copy of proxy statement, the Schedule 13E-3 and other related documents (when available) filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Investor Relations section of the Company’s Web site at https://ir.eargo.com/ or by directing a request to the Secretary of the Company, 2665 North First Street, Suite 300, San Jose, California 95134.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, which may be different than those of the Company’s stockholders generally, will be set forth in the proxy statement for the proposed merger transaction and the other relevant documents to be filed with the SEC. Stockholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s proxy statement on Schedule 14A for the Company’s June 7, 2023 annual meeting, which was filed with the SEC on April 24, 2023, and in Forms 4 of directors and executive officers filed with the SEC subsequent to that date.

Contacts

Eargo

Investor Relations Contact

Adam Laponis

Chief Financial Officer

ir@eargo.com

Patient Square Capital

Zach Kouwe
Dukas Linden Public Relations
646-808-3665
zkouwe@DLPR.com